FLEXSHARES® TRUST

FlexShares® Core Select Bond Fund

SUPPLEMENT DATED SEPTEMBER 29, 2020 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement supersedes the supplement to the Summary Prospectus dated September 18, 2020.

Effective September 29, 2020:

1. Morten Olsen will join Brandon P. Ferguson and Daniel J. Personette as a portfolio manager of the FlexShares® Core Select Bond Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Brandon P. Ferguson and Daniel J. Personette, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception; and Morten Olsen, a Senior Vice President of Northern Trust Investments, Inc., has served as a Portfolio Manager of the Fund since September 2020.

This Supplement supersedes the supplement to the Summary Prospectus dated September 18, 2020. Please retain this Supplement with your Summary Prospectus for future reference.